Prepayments and Other Assets, Net - Schedule of Movement in the Allowance for Expected Credit Losses of Rental and Other Deposits (Details) - CNY (¥) ¥ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025
Schedule of Movement in the Allowance for Credit Losses of Rental and Other Deposits [Abstract]
Balance as of June 30, 2025 and 2026	¥ 3,959	¥ 3,959	¥ 3,959